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EXHIBIT 32

CERTIFICATIONS PURSUANT TO RULE 13a-14(b) OR RULE 15d-14(b)
OF THE SECURITIES EXCHANGE ACT OF 1934 AND 18 U.S.C. SECTION 1350

        I, Vahé A. Sarkissian, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the annual report of FEI Company on Form 10-K for the annual period ended December 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such annual report on Form 10-K fairly presents in all material respects the financial condition and results of operations of FEI Company.

By:	/s/ VAHÉ A. SARKISSIAN
Vahé A. Sarkissian Chief Executive Officer and President
Date: March 10, 2005

        I, Robert S. Gregg, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the annual report of FEI Company on Form 10-K for the annual period ended December 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such annual report on Form 10-K fairly presents in all material respects the financial condition and results of operations of FEI Company.

By:	/s/ ROBERT S. GREGG
Robert S. Gregg Executive Vice President and Chief Financial Officer
March 10, 2005

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  EXHIBIT 32
CERTIFICATIONS PURSUANT TO RULE 13a-14(b) OR RULE 15d-14(b) OF THE SECURITIES EXCHANGE ACT OF 1934 AND 18 U.S.C. SECTION 1350